GENDRON, LIM & COMPANY
                           AN ACCOUNTANCY CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS

September 15, 1999

Securities & Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

We were appointed principal accountants for Interdyne Company on August 31, 1999. (See Form 8-K dated August 31, 1999). We were engaged to audit Interdyne Company's financial statements for the year ended June 30, 1999.

As of today (September 15, 1999), we have resigned as principal accountants for Interdyne Company. There were no disagreements with Interdyne Company's management on any matter of accounting principles, accounting practice, auditing scope or procedure.

                                       Respectfully yours,


                                       Gendron, Lim & Co.